Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
March 31, 2015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts primarily in desirable United States locations. Our portfolio is currently made up of 18 properties totaling 8,325 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
38
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee

David W. Johnson
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Officers
Raymond L. Gellein, Jr.
President and Chief Executive Officer
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Legal
Eric D. Hassberger
Senior Vice President, Asset Management and Acquisitions
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
Gregory A. Brenner
Vice President, Controller
Carly P. Edgar
Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
George T. Stowers
Vice President, Design and Construction

Bryce D. White
Vice President, Information Technology

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Green Street Advisors	Lukas Hartwich	(949) 640-8780

Evercore ISI	Rich Hightower	(212) 752-0886

JMP Securities	Robert LaFleur	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Credit Suisse	Ian Weissman	(212) 538-6889

RBC Capital Markets	Wes Golladay	(440) 715-2650
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	March 31, 2015
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	275,314	275,314
Operating partnership units outstanding	794	794
Restricted stock units outstanding	1,418	1,418
Combined shares and units outstanding	277,526	277,526
Common stock price at end of period	$12.43	$12.43
Common equity capitalization	$3,449,648	$3,449,648
Consolidated debt	1,856,036	1,856,036
Pro rata share of consolidated debt	(151,746)	—
Cash and cash equivalents	(240,156)	(240,156)
Total enterprise value	$4,913,782	$5,065,528
Net Debt / Total Enterprise Value	29.8%	31.9%
Common Equity / Total Enterprise Value	70.2%	68.1%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Revenues:
Rooms	$162,864	$103,100
Food and beverage	123,469	70,017
Other hotel operating revenue	37,907	20,239
Lease revenue	1,031	1,299
Total revenues	325,271	194,655
Operating Costs and Expenses:
Rooms	47,865	33,707
Food and beverage	83,074	54,603
Other departmental expenses	84,724	53,579
Management fees	11,439	5,778
Other hotel expenses	15,613	15,678
Lease expense	1,034	1,258
Depreciation and amortization	37,664	22,205
Corporate expenses	8,268	7,193
Total operating costs and expenses	289,681	194,001
Operating income	35,590	654
Interest expense	(22,785)	(18,274)
Interest income	101	27
Equity in earnings of unconsolidated affiliates	—	4,445
Foreign currency exchange (loss) gain	(116)	2
Gain on consolidation of affiliates	—	78,117
Other (expenses) income, net	(157)	423
Income before income taxes and discontinued operations	12,633	65,394
Income tax expense	(219)	(39)
Income from continuing operations	12,414	65,355
Income from discontinued operations, net of tax	—	158,435
Net Income	12,414	223,790
Net income attributable to the noncontrolling interests in SHR's operating partnership	(37)	(849)
Net loss attributable to the noncontrolling interests in consolidated affiliates	3,434	4,041
Net Income Attributable to SHR	15,811	226,982
Preferred shareholder dividends	—	(9,824)
Net Income Attributable to SHR Common Shareholders	$15,811	$217,158
Basic Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.06	$0.29
Income from discontinued operations attributable to SHR common shareholders	—	0.76
Net income attributable to SHR common shareholders	$0.06	$1.05
Weighted average shares of common stock outstanding	273,831	206,983
Diluted Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.04	$0.25
Income from discontinued operations attributable to SHR common shareholders	—	0.72
Net income attributable to SHR common shareholders	$0.04	$0.97
Weighted average shares of common stock outstanding	282,792	219,368

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015 and December 31, 2014
Consolidated Balance Sheets
(in thousands, except share data)

	March 31, 2015	December 31, 2014
Assets
Investment in hotel properties, net	$3,175,420	$2,828,400
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $9,404 and $7,288	93,874	94,324
Investment in unconsolidated affiliates	22,850	22,850
Cash and cash equivalents	240,156	442,613
Restricted cash and cash equivalents	89,985	81,510
Accounts receivable, net of allowance for doubtful accounts of $832 and $492	68,141	51,382
Deferred financing costs, net of accumulated amortization of $8,709 and $7,814	10,559	11,440
Deferred tax assets	1,954	1,729
Prepaid expenses and other assets	49,944	46,781
Total assets	$3,791,011	$3,619,157
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages payable, net of discount	$1,855,014	$1,705,778
Accounts payable and accrued expenses	251,412	224,505
Preferred stock redemption liability	—	90,384
Distributions payable	—	104
Deferred tax liabilities	46,137	46,137
Total liabilities	2,152,563	2,066,908
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	9,865	10,500
Equity:
SHR’s shareholders’ equity:
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 275,313,504 and 267,435,799 shares of common stock issued and outstanding)	2,753	2,674
Additional paid-in capital	2,449,084	2,348,284
Accumulated deficit	(874,658)	(890,469)
Accumulated other comprehensive loss	(10,054)	(13,032)
Total SHR’s shareholders’ equity	1,567,125	1,447,457
Noncontrolling interests in consolidated affiliates	61,458	94,292
Total equity	1,628,583	1,541,749
Total liabilities, noncontrolling interests and equity	$3,791,011	$3,619,157

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Discontinued Operations
The results of operations of hotels sold prior to January 1, 2015 are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. Subsequent to January 1, 2015, only disposals that represent a strategic shift that has a major effect on the Company's results of operations would qualify as discontinued operations. The following hotels were sold during the three months ended March 31, 2014:

Hotel	Location	Date Sold	Sales Proceeds		Gain on sale
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$206,867,000		$63,879,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$209,407,000	(a)	$92,889,000

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $97,257,000.

The following is a summary of income from discontinued operations for the three months ended March 31, 2014 (in thousands):

Three Months Ended March 31, 2014
Hotel operating revenues	$17,767
Operating costs and expenses	11,485
Depreciation and amortization	1,275
Total operating costs and expenses	12,760
Operating income	5,007
Interest expense	(1,326)
Interest income	2
Loss on early extinguishment of debt	(272)
Foreign currency exchange gain	32
Income tax expense	(833)
Gain on sale, net of tax	155,825
Income from discontinued operations	$158,435

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended March 31, 2014
	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$34,042	$35,006	$69,048
Property EBITDA (100%)	$9,559	$13,191	$22,750
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$3,351	$6,595	$9,946
Depreciation and amortization	(1,955)	(1,551)	(3,506)
Interest expense	(1,900)	(168)	(2,068)
Other expenses, net	(4)	(30)	(34)
Income taxes	230	—	230
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568
Depreciation and amortization	1,955	1,551	3,506
Interest expense	1,900	168	2,068
Income taxes	(230)	—	(230)
EBITDA Contribution	$3,347	$6,565	$9,912
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568
Depreciation and amortization	1,955	1,551	3,506
FFO Contribution	$1,677	$6,397	$8,074

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Leasehold Information
(in thousands)

	Three Months Ended March 31,
	2015	2014
Marriott Hamburg:
Property EBITDA	$1,239	$1,512
Revenue (a)	$1,031	$1,299

Lease expense	(1,034)	(1,258)
Less: Deferred gain on sale-leaseback	(44)	(53)
Adjusted lease expense	(1,078)	(1,311)

Comparable EBITDA contribution from leasehold	$(47)	$(12)

Security Deposit (b):	March 31, 2015	December 31, 2014
Marriott Hamburg	$2,039	$2,299

(a)	For the three months ended March 31, 2015 and 2014, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Reconciliation of Net Income Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended March 31,
	2015	2014
Net income attributable to SHR common shareholders	$15,811	$217,158
Depreciation and amortization—continuing operations	37,664	22,205
Depreciation and amortization—discontinued operations	—	1,275
Interest expense—continuing operations	22,785	18,274
Interest expense—discontinued operations	—	1,326
Income taxes—continuing operations	219	39
Income taxes—discontinued operations	—	833
Income taxes—sale of assets	—	20,451
Noncontrolling interests	37	849
Adjustments from consolidated affiliates	(3,837)	(3,675)
Adjustments from unconsolidated affiliates	—	5,290
Preferred shareholder dividends	—	9,824
EBITDA	72,679	293,849
Realized portion of deferred gain on sale-leaseback	(44)	(53)
Gain on consolidation of affiliates	—	(78,117)
Gain on sale of assets—discontinued operations	—	(176,276)
Loss on early extinguishment of debt—discontinued operations	—	272
Foreign currency exchange loss (gain)—continuing operations (a)	116	(2)
Foreign currency exchange gain—discontinued operations (a)	—	(32)
Hotel acquisition costs	720	—
Non-cash interest rate derivative activity	116	—
Amortization of below market hotel management agreement	513	—
Activist shareholder costs	—	1,533
Comparable EBITDA	$74,100	$41,174

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Reconciliation of Net Income Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Net income attributable to SHR common shareholders	$15,811	$217,158
Depreciation and amortization—continuing operations	37,664	22,205
Depreciation and amortization—discontinued operations	—	1,275
Corporate depreciation	(128)	(123)
Gain on sale of assets, net of tax—discontinued operations	—	(155,825)
Gain on consolidation of affiliates	—	(78,117)
Realized portion of deferred gain on sale-leaseback	(44)	(53)
Noncontrolling interests adjustments	(110)	(98)
Adjustments from consolidated affiliates	(2,243)	(1,835)
Adjustments from unconsolidated affiliates	—	3,506
FFO	50,950	8,093
Redeemable noncontrolling interests	147	947
FFO—Fully Diluted	51,097	9,040
Non-cash interest rate derivative activity—continuing operations	3,229	(2,294)
Loss on early extinguishment of debt—discontinued operations	—	272
Foreign currency exchange loss (gain)—continuing operations (a)	116	(2)
Foreign currency exchange gain—discontinued operations (a)	—	(32)
Amortization of debt discount	650	—
Amortization of below market hotel management agreement	513	—
Hotel acquisition costs	720	—
Activist shareholder costs	—	1,533
Excess of redemption liability over carrying amount of redeemed preferred stock	—	3,709
Comparable FFO	$56,325	$12,226
Comparable FFO per fully diluted share	$0.20	$0.06
Weighted average diluted shares (b)	276,930	209,583

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Fairmont Scottsdale Princess (c)	0.54%	36 bp	$117,000	April 2015
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,239	December 2017
Hotel del Coronado (e)	3.83%	365 bp	475,000	March 2018
Bank credit facility	2.18%	200 bp	—	April 2019
Four Seasons Washington, D.C.	2.43%	225 bp	120,000	June 2019
JW Marriott Essex House Hotel	3.13%	295 bp	225,000	January 2020
Loews Santa Monica Beach Hotel	2.73%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	142,085	August 2021
Montage Laguna Beach (f)	3.90%	Fixed	150,000	August 2021
InterContinental Miami	3.99%	Fixed	115,000	September 2024
			1,856,036
Unamortized discount (f)			(1,022)
			$1,855,014

(a)	Spread over LIBOR (0.18% at March 31, 2015). See (d) below for interest on the Hyatt Regency La Jolla loan.

(b)	Includes extension options.

(c)
On March 31, 2014, we acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, resulting in the Fairmont Scottsdale Princess hotel becoming wholly-owned by us. In connection with the acquisition, we consolidated the Fairmont Scottsdale Princess hotel and became fully obligated under the entire mortgage loan secured by the Fairmont Scottsdale Princess hotel. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan. In April 2015, we repaid the outstanding balance of this loan.

(d)	Interest on $72,000,000 is payable at an annual rate of LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,239,000 is payable at an annual fixed rate of 10.00%.

(e)
On June 11, 2014, we acquired the remaining 63.6% equity interest in the Hotel del Coronado, resulting in the Hotel del Coronado becoming wholly-owned by us. In connection with the acquisition, we consolidated the Hotel del Coronado and became fully obligated under the entire outstanding balance of the mortgage and mezzanine loans secured by the Hotel del Coronado.

(f)
On January 29, 2015, we closed on the acquisition of the Montage Laguna Beach resort. In connection with the acquisition, we assumed the outstanding balance of the mortgage loan secured by the Montage Laguna Beach resort. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Debt Summary (Continued)
(in thousands)
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amounts
2015 (remainder)	$118,439
2016	2,031
2017	394,123
2018	477,299
2019	122,433
Thereafter	741,711
1,856,036
Unamortized discount	(1,022)
$1,855,014

Percent of fixed rate debt	39.1%
Weighted average interest rate (g)	3.98%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.66

 (g) Excludes the amortization of deferred financing costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

Portfolio Data
Portfolio at March 31, 2015
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	1st QTR 2015 Property EBITDA	% of 1st QTR 2015 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	$11,921	15%
InterContinental Chicago	Chicago, IL	792	10%	(1,838)	(2)%
Hotel del Coronado	Coronado, CA	757	9%	14,047	17%
Fairmont Chicago	Chicago, IL	687	8%	(1,717)	(2)%
Fairmont Scottsdale Princess	Scottsdale, AZ	649	8%	16,747	20%
InterContinental Miami	Miami, FL	641	8%	10,723	13%
JW Marriott Essex House Hotel (a)	New York, NY	511	6%	(1,053)	(1)%
Hyatt Regency La Jolla (b)	La Jolla, CA	417	5%	2,353	3%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	7,940	10%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	(300)	—%
Loews Santa Monica Beach Hotel	Santa Monica, CA	347	5%	2,841	3%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	1,597	2%
Montage Laguna Beach (c)	Laguna Beach, CA	249	3%	3,307	4%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	1,992	2%
Four Seasons Resort Scottsdale at Troon North	Scottsdale, AZ	210	3%	5,382	7%
Four Seasons Silicon Valley	East Palo Alto, CA	200	2%	2,456	3%
Four Seasons Jackson Hole	Teton Village, WY	124	1%	5,134	6%
Total United States		8,047	98%	81,532	100%
European:
Marriott Hamburg (d)	Hamburg, Germany	278	2%	N/A	N/A
		8,325	100%	81,532	100%

(a)	We own a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes.

(b)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(c)
On January 29, 2015, we closed on the acquisition of the Montage Laguna Beach resort. We have included the results of this hotel in the quarterly Property EBITDA and percentage of Property EBITDA calculation above only for our period of ownership.

(d)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended March 31, 2015
Seasonality by Geographic Region
(dollars in thousands)

The Total United States portfolio is derived from our hotel portfolio at March 31, 2015, consisting of all properties located in the United States, including 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. We have two acquisition properties, the Four Seasons Resort Scottsdale at Troon North, which was acquired on December 9, 2014, and the Montage Laguna Beach resort, which was acquired on January 29, 2015. The three months ended December 31, 2014 results include payments pursuant to the JW Marriott Essex House Hotel NOI guarantee of $5.8 million.

Total United States Hotels (as of March 31, 2015)
Acquisition property revenues - 2 Properties and 459 Rooms
Same store property revenues - 15 Properties and 7,588 Rooms

	Three Months Ended
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	Total
Acquisition property revenues (a)	$—	$—	$2,539	$31,043	$33,582
Acquisition property revenues (b)	34,971	34,207	29,460	$5,361	103,999
Same store property revenues	308,648	303,878	308,938	293,198	1,214,662
Total pro forma revenues	$343,619	$338,085	$340,937	$329,602	$1,352,243
Total property seasonality %	25.4%	25.0%	25.2%	24.4%	100.0%

(a) Acquisition property revenues for our period of ownership
(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Operating Statistics by Geographic Region
The Same Store United States portfolio is derived from our hotel portfolio at March 31, 2015, consisting of all properties located in the United States, including 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. Adjustments to the same store portfolios are the exclusion of the Four Seasons Resort Scottsdale at Troon North and the Montage Laguna Beach resort for the three months ended March 31, 2015 and 2014.

Same Store United States Hotels (as of March 31, 2015)
15 Properties
7,588 Rooms

	Three Months Ended March 31,
	2015	2014	Change
ADR	$300.26	$284.66	5.5%
Average Occupancy	72.1%	68.8%	3.3	pts
RevPAR	$216.61	$195.96	10.5%
Total RevPAR	$429.33	$384.39	11.7%
Property EBITDA Margin	24.8%	20.2%	4.6	pts

Same Store United States Hotels - Adjusted (a) (as of March 31, 2015)
15 Properties
7,588 Rooms

	Three Months Ended March 31,
	2015	2014	Change
ADR	$300.26	$281.02	6.8%
Average Occupancy	72.1%	68.8%	3.3	pts
RevPAR	$216.61	$193.45	12.0%
Total RevPAR	$429.33	$386.90	11.0%
Property EBITDA Margin	25.0%	20.0%	5.0	pts

(a) For the three months ended March 31, 2015, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million. For the three months ended March 31, 2014, the statistics have been modified to take into account certain adjustments related to the subsequent adoption of the Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the "USALI Eleventh Revised Edition").

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Operating Statistics by Geographic Region (Continued)
The Total United States portfolio is derived from our hotel portfolio at March 31, 2015, consisting of all properties located in the United States, including 100% of the operations of the Hotel del Coronado, the Fairmont Scottsdale Princess hotel, the Four Seasons Resort Scottsdale at Troon North and the Montage Laguna Beach resort, including periods prior to full ownership, for the three months ended March 31, 2015 and 2014.

Total United States Hotels (as of March 31, 2015)
17 Properties
8,047 Rooms

	Three Months Ended March 31,
	2015	2014	Change
ADR	$313.71	$296.62	5.8%
Average Occupancy	72.7%	69.5%	3.2	pts
RevPAR	$227.97	$206.10	10.6%
Total RevPAR	$455.11	$407.49	11.7%
Property EBITDA Margin	24.8%	20.2%	4.6	pts

Total United States Hotels - Adjusted (b) (as of March 31, 2015)
17 Properties
8,047 Rooms

	Three Months Ended March 31,
	2015	2014	Change
ADR	$313.71	$292.49	7.3%
Average Occupancy	72.7%	69.5%	3.2	pts
RevPAR	$227.97	$203.22	12.2%
Total RevPAR	$455.11	$410.47	10.9%
Property EBITDA Margin	25.0%	20.1%	4.9	pts

(b) For the three months ended March 31, 2015, property EBITDA margins exclude the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million. For the three months ended March 31, 2014, the statistics have been modified to take into account certain adjustments related to the subsequent adoption of the USALI Eleventh Revised Edition.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three months ended March 31, 2015 and 2014. Property EBITDA reflects property net operating income or loss plus depreciation and amortization. The following financial and operating information for the three months ended March 31, 2014 is unadjusted for changes resulting from the adoption of the USALI Eleventh Revised Edition. The information in the following tables includes the amortization of the below market hotel management agreement related to the Hotel del Coronado of $0.5 million for the three months ended March 31, 2015.

	Three Months Ended March 31,
UNITED STATES HOTELS:	2015	2014	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$9,430	$8,498	11.0%
Property EBITDA	$(1,717)	$(2,140)	19.8%
Selected Operating Information:
Rooms	687	687	—
Average occupancy	48.2%	45.9%	2.3	pts
ADR	$166.12	$160.55	3.5%
RevPAR	$80.11	$73.73	8.7%
Total RevPAR	$152.51	$137.43	11.0%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information:
Total revenues	$42,220	$35,006	20.6%
Property EBITDA	$16,747	$13,191	27.0%
Selected Operating Information:
Rooms	649	649	—
Average occupancy	86.9%	82.4%	4.5	pts
ADR	$353.38	$323.33	9.3%
RevPAR	$307.05	$266.44	15.2%
Total RevPAR	$722.82	$599.31	20.6%

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$17,503	$15,870	10.3%
Property EBITDA	$5,134	$4,508	13.9%
Selected Operating Information:
Rooms	124	124	—
Average occupancy	78.7%	75.6%	3.1	pts
ADR	$678.59	$701.46	(3.3)%
RevPAR	$534.24	$530.43	0.7%
Total RevPAR	$1,568.37	$1,422.07	10.3%

FOUR SEASONS RESORT SCOTTSDALE AT TROON NORTH
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$15,883	N/A	N/A
Property EBITDA	$5,382	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2014, average occupancy was 84.8%, ADR was $459.68, RevPAR was $389.75 and Total RevPAR was $775.16.):

Rooms	210	N/A	N/A
Average occupancy	86.0%	N/A	N/A
ADR	$518.58	N/A	N/A
RevPAR	$445.73	N/A	N/A
Total RevPAR	$840.35	N/A	N/A

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

	Three Months Ended March 31,
	2015	2014	Change
FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$9,856	$8,770	12.4%
Property EBITDA	$2,456	$1,795	36.8%
Selected Operating Information:
Rooms	200	200	—
Average occupancy	77.3%	70.6%	6.7	pts
ADR	$415.25	$380.03	9.3%
RevPAR	$320.94	$268.30	19.6%
Total RevPAR	$547.53	$487.20	12.4%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$14,788	$14,392	2.8%
Property EBITDA	$1,992	$1,904	4.6%
Selected Operating Information:
Rooms	222	222	—
Average occupancy	62.4%	63.8%	(1.4)	pts
ADR	$529.88	$510.91	3.7%
RevPAR	$330.61	$326.13	1.4%
Total RevPAR	$740.12	$720.33	2.7%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% and 36.4% as of March 31, 2015 and 2014, respectively):
Total revenues	$37,210	$34,042	9.3%
Property EBITDA	$14,047	$9,559	47.0%
Selected Operating Information:
Rooms	757	757	—
Average occupancy	71.5%	62.6%	8.9	pts
ADR	$352.34	$354.25	(0.5)%
RevPAR	$251.94	$221.73	13.6%
Total RevPAR	$546.16	$499.66	9.3%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$10,459	$6,970	50.1%
Property EBITDA	$2,353	$191	1,131.9%
Selected Operating Information:
Rooms	417	419	(2)
Average occupancy	79.0%	50.0%	29.0	pts
ADR	$184.47	$179.97	2.5%
RevPAR	$145.71	$89.94	62.0%
Total RevPAR	$278.68	$184.83	50.8%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

	Three Months Ended March 31,
	2015	2014	Change
INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$10,707	$12,094	(11.5)%
Property EBITDA	$(1,838)	$(688)	(167.2)%
Selected Operating Information:
Rooms	792	792	—
Average occupancy	55.7%	63.1%	(7.4)	pts
ADR	$146.50	$140.70	4.1%
RevPAR	$81.65	$88.79	(8.0)%
Total RevPAR	$150.22	$169.67	(11.5)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$25,591	$23,241	10.1%
Property EBITDA	$10,723	$9,350	14.7%
Selected Operating Information:
Rooms	641	641	—
Average occupancy	89.7%	92.2%	(2.5)	pts
ADR	$274.79	$257.51	6.7%
RevPAR	$246.50	$237.47	3.8%
Total RevPAR	$443.59	$402.85	10.1%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information:
Total revenues	$17,691	$16,887	4.8%
Property EBITDA	$(1,053)	$(479)	(119.8)%
Selected Operating Information:
Rooms	511	511	—
Average occupancy	75.2%	75.3%	(0.1)	pts
ADR	$347.56	$353.83	(1.8)%
RevPAR	$261.38	$266.50	(1.9)%
Total RevPAR	$384.67	$367.19	4.8%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$12,600	$13,621	(7.5)%
Property EBITDA	$2,841	$3,660	(22.4)%
Selected Operating Information:
Rooms	347	342	5
Average occupancy	78.8%	88.4%	(9.6)	pts
ADR	$346.93	$341.16	1.7%
RevPAR	$273.51	$301.54	(9.3)%
Total RevPAR	$403.46	$442.54	(8.8)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

	Three Months Ended March 31,
	2015	2014	Change
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$6,647	$6,318	5.2%
Property EBITDA	$(300)	$(638)	53.0%
Selected Operating Information:
Rooms	389	389	—
Average occupancy	54.4%	50.2%	4.2	pts
ADR	$140.37	$132.74	5.7%
RevPAR	$76.37	$66.65	14.6%
Total RevPAR	$189.85	$180.47	5.2%

MONTAGE LAGUNA BEACH
No table has been provided since we did not own the property for the entire periods presented.

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$13,752	$12,833	7.2%
Property EBITDA	$1,597	$1,192	34.0%
Selected Operating Information:
Rooms	261	261	—
Average occupancy	55.4%	60.8%	(5.4)	pts
ADR	$411.36	$364.79	12.8%
RevPAR	$227.78	$221.62	2.8%
Total RevPAR	$585.43	$546.30	7.2%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$24,250	$19,624	23.6%
Property EBITDA	$7,940	$5,520	43.8%
Selected Operating Information:
Rooms	396	396	—
Average occupancy	74.4%	67.4%	7.0	pts
ADR	$394.05	$360.62	9.3%
RevPAR	$293.33	$242.88	20.8%
Total RevPAR	$680.41	$550.62	23.6%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$40,496	$34,237	18.3%
Property EBITDA	$11,921	$5,997	98.8%
Selected Operating Information:
Rooms	1,195	1,195	—
Average occupancy	83.0%	76.4%	6.6	pts
ADR	$279.75	$245.01	14.2%
RevPAR	$232.26	$187.10	24.1%
Total RevPAR	$376.53	$318.34	18.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

	Three Months Ended March 31,
	2015	2014	Change
EUROPEAN HOTEL:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$4,153	$5,150	(19.4)%
Property EBITDA	$1,239	$1,512	(18.1)%
Selected Operating Information:
Rooms	278	278	—
Average occupancy	78.9%	83.7%	(4.8)	pts
ADR	$155.52	$176.79	(12.0)%
RevPAR	$122.77	$147.99	(17.0)%
Total RevPAR	$165.99	$205.82	(19.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended March 31,
	2015		2014
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$(1,717)	$(1,717)	$(2,140)	$(2,140)
Fairmont Scottsdale Princess (a)	16,747	16,747	13,191	—
Four Seasons Jackson Hole	5,134	5,134	4,508	4,508
Four Seasons Resort Scottsdale at Troon North (b)	5,382	5,382	—	—
Four Seasons Silicon Valley	2,456	2,456	1,795	1,795
Four Seasons Washington, D.C.	1,992	1,992	1,904	1,904
Hotel del Coronado (a)	14,047	14,047	9,559	—
Hyatt Regency La Jolla	2,353	2,353	191	191
InterContinental Chicago	(1,838)	(1,838)	(688)	(688)
InterContinental Miami	10,723	10,723	9,350	9,350
JW Marriott Essex House Hotel	(1,053)	(1,053)	(479)	(479)
Loews Santa Monica Beach Hotel	2,841	2,841	3,660	3,660
Marriott Lincolnshire Resort	(300)	(300)	(638)	(638)
Montage Laguna Beach (c)	—	3,307	—	—
Ritz-Carlton Half Moon Bay	1,597	1,597	1,192	1,192
Ritz-Carlton Laguna Niguel	7,940	7,940	5,520	5,520
Westin St. Francis	11,921	11,921	5,997	5,997
Marriott Hamburg (d)	1,239	(3)	1,512	41
	$79,464	$81,529	$54,434	$30,213
Adjustments:
Corporate expenses		(8,268)		(7,193)
Interest income		101		27
Equity in earnings of unconsolidated affiliates		—		4,445
Foreign currency exchange (loss) gain		(116)		2
Gain on consolidation of affiliate		—		78,117
Other (expenses) income, net		(157)		423
Income from discontinued operations		—		158,435
Depreciation expense—discontinued operations		—		1,275
Interest expense—discontinued operations		—		1,326
Income taxes—discontinued operations		—		833
Income taxes—sale of assets		—		20,451
Noncontrolling interest in consolidated affiliates		3,434		4,041
Adjustments from consolidated affiliates		(3,837)		(3,675)
Adjustments from unconsolidated affiliates		—		5,290
Other adjustments		(7)		(161)
EBITDA		$72,679		$293,849

(a)
On March 31, 2014, we acquired the remaining ownership interest in the Fairmont Scottsdale Princess hotel and consolidated the property. On June 11, 2014, we acquired the remaining ownership interest in the Hotel del Coronado and consolidated the property. EBITDA for the three months ended March 31, 2015 represents revenue and expenses generated by these properties subsequent to the consolidation of these properties. Prior to the acquisitions on March 31, 2014 and June 11, 2014, we accounted for these properties under the equity method of accounting. EBITDA related to our interest in these properties while they were accounted for under the equity method of accounting is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)
On December 9, 2014 we purchased the Four Seasons Resort Scottsdale at Troon North. We have not included the results of this hotel in Property EBITDA for the three months ended March 31, 2014 above since we did not own the property during that period.

(c)
On January 29, 2015, we purchased the Montage Laguna Beach. We have not included the results of this hotel in Property EBITDA for the three months ended March 31, 2015 and 2014 above since we did not own the property for the entire periods.

(d)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2015 and 2014

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended March 31, 2015
	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$(1,717)		$(1,717)
Four Seasons Silicon Valley	2,456		2,456
Four Seasons Washington, D.C.	1,992		1,992
Hyatt Regency La Jolla	2,353	(1,038)	1,315
InterContinental Chicago	(1,838)		(1,838)
InterContinental Miami	10,723		10,723
JW Marriott Essex House Hotel	(1,053)	634	(419)
Westin St. Francis	11,921		11,921
Total Urban Hotels	24,837	(404)	24,433
Resorts:
Fairmont Scottsdale Princess	16,747		16,747
Four Seasons Jackson Hole	5,134		5,134
Four Seasons Resort Scottsdale at Troon North	5,382		5,382
Hotel del Coronado	14,047	513	14,560
Loews Santa Monica Beach Hotel	2,841		2,841
Marriott Lincolnshire Resort	(300)		(300)
Montage Laguna Beach	—	3,307	3,307
Ritz-Carlton Half Moon Bay	1,597		1,597
Ritz-Carlton Laguna Niguel	7,940		7,940
Total Resorts	53,388	3,820	57,208
European Hotel:
Marriott Hamburg	1,239	(1,286)	(47)
	$79,464	$2,130	$81,594

	% of QTR Comparable EBITDA
Urban Hotels	30%
Resorts	70%
Total	100%

Total United States Urban Hotels (as of March 31, 2015)
8 Properties
4,665 Rooms
	Three Months Ended March 31,
	2015	2014	Change
ADR	$265.09	$249.27	6.3%
Average Occupancy	71.7%	68.5%	3.2	pts
RevPAR	$190.18	$170.71	11.4%
Total RevPAR	$331.11	$297.81	11.2%
Property EBITDA Margin	17.9%	12.7%	5.2	pts

Total United States Resorts (as of March 31, 2015) (a)
9 Properties
3,382 Rooms
	Three Months Ended March 31,
	2015	2014	Change
ADR	$378.76	$359.88	5.2%
Average Occupancy	74.0%	70.9%	3.1	pts
RevPAR	$280.10	$255.01	9.8%
Total RevPAR	$626.14	$559.12	12.0%
Property EBITDA Margin	29.9%	25.7%	4.2	pts

(a) Includes the Four Seasons Resort Scottsdale at Troon North and Montage Laguna Beach, including periods prior to ownership.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2015

2015 Guidance
(in millions, except per share data)

	Year Ended December 31, 2015
Operational Guidance	Low Range	High Range
Total RevPAR growth	4.5%	6.5%
RevPAR growth	6.0%	8.0%

	Year Ended December 31, 2015
Comparable EBITDA Guidance	Low Range	High Range
Net Income Attributable to Common Shareholders	$91.6	$111.6
Depreciation and Amortization	159.4	159.4
Interest Expense	89.3	89.3
Income Taxes	8.1	8.1
Non-controlling Interests	0.3	0.3
Adjustments from Consolidated Affiliates	5.3	5.3
Gain on Sale of Asset	(37.0)	(37.0)
Amortization of Below Market Management Agreement	2.1	2.1
Hotel Acquisition Costs	0.7	0.7
Realized Portion of Deferred Gain on Sale Leasebacks	(0.2)	(0.2)
Other Adjustments	0.4	0.4
Comparable EBITDA	$320.0	$340.0

	Year Ended December 31, 2015
Comparable FFO Guidance	Low Range	High Range
Net Income Attributable to Common Shareholders	$91.6	$111.6
Depreciation and Amortization	158.8	158.8
Non-controlling Interests	0.3	0.3
Adjustments from Consolidated Affiliates	10.3	10.3
Gain on Sale of Asset	(37.0)	(37.0)
Interest Rate Swap OCI Amortization	10.4	10.4
Amortization of Loan Discounts	0.8	0.8
Amortization of Below Market Management Agreement	2.1	2.1
Hotel Acquisition Costs	0.7	0.7
Realized Portion of Deferred Gain on Sale Leasebacks	(0.2)	(0.2)
Other Adjustments	0.3	0.3
Comparable FFO	$238.1	$258.1
Comparable FFO per diluted share	$0.85	$0.93